SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): February 7, 2001
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                             MCDATA CORPORATION
             (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-31257           No. 84-1421844
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(State or Other Jurisdiction    (Commission File        (IRS Employer
      of Incorporation)              Number)          Identification No.)


  310 Interlocken Parkway, Broomfield CO                     80021
 ----------------------------------------                   ------
 (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (303) 460-9200
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                               Not Applicable
    -------------------------------------------------------------------
       (Former name or former address, if changed since last report.)







ITEM 5.        OTHER EVENTS


On February 7, 2001, EMC Corporation ("EMC") and McDATA Corporation ("McDATA") announced that EMC had distributed as a dividend 81,000,000 shares of McDATA Class A common stock, par value $0.01 per share (the "Class A common stock") to EMC stockholders of record as of January 24, 2001, on a pro rata basis. EMC received no consideration in connection with the distribution. EMC distributed approximately .0368069 of a share of McDATA Class A common stock for each share of EMC common stock outstanding on the record date.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS

        (c)   Exhibits

               The following exhibit is filed herewith:

               Exhibit 99 Press release issued February 7, 2001.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EMC CORPORATION


Date:  February 8, 2001       By: /s/Thomas O. McGimpsey
                                  --------------------------------------
                                  Thomas O. McGimpsey
                                  Secretary



                               EXHIBIT INDEX

Exhibit No.           Description

99                    Press Release issued February 7, 2001.